                                  EXHIBIT 10.3

                                                                        Concorde

                                    GUARANTY

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce BNC Financial Corporation (the "Lender"), at its option at any time or from time to time to make loans or extend other accommodations to or for the account of Bayfront Ventures, a Florida general partnership (the "Borrower"), the undersigned hereby absolutely and unconditionally guarantee(s) to the Lender the full and prompt payment and performance when due, whether at maturity or earlier by reason of acceleration or otherwise, of each and every debt, liability and obligation of every type which Borrower may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several (all such debts, liabilities and obligations are hereinafter collectively referred to as the "Indebtedness").

         The undersigned further acknowledges and agrees with the Lender that:

         1. No act or thing need occur to establish the liability of the undersigned hereunder, and no act or thing except full payment and discharge of all Indebtedness shall in any way exonerate the undersigned or modify, reduce, limit or release the liability of the undersigned hereunder.

         2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the undersigned until the Indebtedness is paid in full after the termination of the Line of Credit, or until this guaranty is revoked as to future transactions by written notice actually received by the Lender. Such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one guarantor hereunder, such revocation shall be effective only as to the one so revoking. The dissolution or adjudication of bankruptcy of the undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by the Lender and only prospectively, as to future transactions, as herein set forth.

         3.       The undersigned represents and warrants to the Lender that:
(a) the undersigned is a corporation duly organized and existing in good standing and has full power and authority to make and deliver this guaranty; (b) the execution, delivery and performance of this guaranty by the undersigned have been duly authorized by all necessary action of its directors and shareholders and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of incorporation or bylaws or any agreement presently binding on it; (c) this guaranty has been duly executed and delivered by the authorized officers of the undersigned and constitutes its lawful, binding and legally enforceable obligation; (d) the authorization, execution, delivery and performance of this guaranty do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency; (e) the undersigned's preliminary audited financial statements dated September 30, 1997 and internally prepared interim financial statements dated January 31, 1998, copies of which have been furnished to the Lender, have been prepared in accordance with the generally accepted accounting principles consistently applied with those of the preceding fiscal year (such consistently applied accounting principles being "GAAP") and present fairly the financial condition of the undersigned as of such dates and the result of its operations for the periods then ended; (g) since September 30, 1997, neither the condition (financial or otherwise), the business, the properties nor the operations of the undersigned has been materially and adversely affected in any way; (h) the undersigned has filed all Federal and State income and other tax returns which are required to be filed, and has paid all taxes as shown on said returns and all assessments received by the undersigned to the extent that such taxes have become due; (i) the undersigned possesses adequate licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted; (j) the undersigned is not in default of a material provision under any material agreement, instrument, decree or order to which it is a party or by which it or its property is bound or affected; (k) the undersigned has good title to all of its properties and assets, including, without limitation, the collateral for the Loan, free and clear of all mortgages, security interests, liens and encumbrances, except as permitted by Section 6(f); (l) the undersigned reasonably believes that the Year 2000 Problem will not result in a material adverse change in the undersigned's business, condition (financial or otherwise), operations, properties or prospects, or ability to repay the Indebtedness; and (m) the undersigned is a citizen of the United States within the meaning of the Ship Mortgage Act and 46 C.F.R. ss. 67.39 in that: (A) it is incorporated under the laws of the State of Colorado ; (B) its chief executive officer, by whatever title, is a citizen, (C) its chairman of the board of directors is a citizen; (D) no more of its directors are non-citizens than a minority of the number necessary to constitute a quorum; and (E) at least 75% of the stock interest in the undersigned is owned by citizens.

         4. The liability of the undersigned hereunder shall be limited to the Indebtedness.

         5. The undersigned hereby waives any right of contribution, reimbursement, recourse or subrogation available to the undersigned against any person liable to payment of the Indebtedness, or as to any collateral security therefor; provided, however, that such waiver shall terminate on the 366th day following the payment in full of the Indebtedness after the termination of any commitment on part of the Lender to extend additional credit to the Borrower if, and only so long as, no bankruptcy or reorganization proceedings have been commenced by or against the Borrower under the United States Bankruptcy Code, 11 U.S.C. ss. 101, et seq. during the one year period following such payment date.

         6. So long as the Indebtedness remains unpaid or the Line of Credit is available to Borrower, the undersigned agrees:

         (a)      to furnish to the Lender:

                  (i) as soon as available and in any event within 90 days after the end of each of the undersigned's fiscal years (or April 30, 1998, with respect to the undersigned's 1997 fiscal year), a copy of the undersigned's audited annual report, including balance sheet and related statements of earnings, stockholders' equity and cash flows for such fiscal year, with comparative figures for the preceding fiscal year, prepared in accordance with generally accepted accounting principles consistently applied (such consistently applied accounting principles being "GAAP") and certified without qualification or exception (other than a going-concern exception arising solely from the lack of financing for the Miami Princess) by the undersigned's current independent public accountants or other independent public accountants satisfactory to the Lender and accompanied by the management letter, if any, delivered by such independent public accountants to the undersigned and the undersigned's response thereto;

                  (ii) as soon as available and in any event within 20 days after the end of each month of the undersigned's fiscal year, a copy of the undersigned' internally prepared financial statements, consisting of a balance sheet as of the close of such month and related statements of earnings for such month and from the beginning of such fiscal year to the end of such month prepared in accordance with GAAP and certified as accurate by the chief financial officer or treasurer of the undersigned; and

                  (iii) other financial or other information or certification as the Lender may reasonably request;

         (b)      to maintain and preserve its corporate existence;

         (c) to file all federal and state tax income and other returns (including, without limitation, withholding tax returns) which are required and make payments as required of such taxes; provided, however, that the undersigned shall not be required to pay any such tax so long as the validity thereof is being contested in good faith by appropriate proceedings and adequate book reserves shall have been set aside with respect thereto;

         (d) to permit the Lender and its representatives at reasonable times and intervals and upon reasonable notice to visit the undersigned's offices and inspect the undersigned's books and records and solely with respect to any examination made after the occurrence and during the continuance of an Event of Default, reimburse the Lender for all examination fees and expenses incurred in connection with such examinations at its then current rate for such services and for its out-of-pocket expenses incurred in connection therewith;

         (e) to maintain in full force and effect all of its material rights, licenses, certifications, franchises and comply with all applicable laws and regulations necessary to enable it to conduct its business;

         (f) not to create security interests or mortgages encumbering the undersigned's assets except: (i) security interests in favor of the Lender; (ii) other security interests described on
                  Schedule 6(f) attached hereto and incorporated herein by reference; or (iii) security interests created in connection with capitalized lease obligations or other purchase money indebtedness but only to the extent that: (A) such security interest attaches only to the assets then being acquired by the undersigned, did not and does not attach to the undersigned's current assets and does not secure any other indebtedness; (B) no Default or Event of Default has occurred and is continuing at the time of the proposed creation of such security interest or would result therefrom; and (C) the indebtedness intended to be secured by such security interest is permitted by Section 6(g);

         (g) not to create, incur, assume or suffer to exist any indebtedness except: (i) the indebtedness under this guaranty or any other Loan Document; (ii) current liabilities (other than borrowed money) incurred in the ordinary course of business; (iii) other indebtedness described in the January 31, 1998 balance sheet delivered to the Lender or on Schedule 6(g) attached hereto and incorporated herein by reference; or
                  (iv) capitalized lease obligations or purchase money indebtedness incurred in connection with the acquisition of equipment, but only to the extent that: (A) the aggregate amount of such indebtedness does not exceed the lesser of: (1) $250,000.00; or (2) the maximum amount of indebtedness which the undersigned could then occur without violating Section 6(n) while maintaining its ability, after giving effect to the indebtedness which the undersigned then proposes to incur, additional indebtedness equal to the sum of the entire undrawn amount of the Line of Credit plus $1.00; and (B) no Default or Event of Default has occurred and is continuing at the time of the proposed incurrence of such indebtedness or would result therefrom;

         (h) not to lease or sell all or any substantial portion of its property and business to any other entity or entities, whether in one transaction or a series of related transactions;

         (i) not consolidate with or merge into or with any other entity or entities;

         (j) not to declare or pay any dividends or distributions, purchase, redeem, retire or otherwise acquire for value any of the undersigned's stock (or any warrant or option to purchase any such partnership) now or hereafter outstanding, or return any capital to its stockholders as such;

         (k) not to assume, guarantee, endorse or otherwise become liable upon the obligation of any person, firm or corporation except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business, nor sell any notes or accounts receivable with or without recourse;

         (l) engage in any business other than the businesses engaged in on the date of this guaranty;

         (m) not to change its United States citizenship as determined by 46 C.F.R. ss.67.39;

         (n) maintain, at all times, its Net Worth at not less than $2,000,000.00. "Net Worth means, at any date of determination, the difference between: (i) the total assets appearing on the undersigned's balance sheet at such date prepared in accordance with GAAP, after deducting adequate reserves in each case where, in accordance with GAAP, a reserve is proper; and (b) the total liabilities (the "Total Liabilities") appearing on such balance sheet where the Borrower's assets and liabilities are consolidated with the undersigned's other assets and liabilities; and/or

         (o) permit, at any time, its ratio of Total Liabilities to Net Worth to be more than 4 to 1;

         7. The undersigned will pay or reimburse the Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with the protection, defense or enforcement of this guaranty, whether or not suit is commenced, which attorneys' fees and legal expenses shall include, but not be limited to, any attorneys' fees and legal expenses incurred in connection with any appeal of a lower court's judgment or order.

         8.       This guaranty is unsecured.

         9. Whether or not any existing relationship between the undersigned and Borrower has been changed or ended and whether or not this guaranty has been revoked, the Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the undersigned and without any notice to the undersigned. The liability of the undersigned shall not be affected or impaired by any of the following acts or things: (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver or forbearance granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any modification, substitution, discharge, impairment, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under ss. 1111(b)(2) of the United States Bankruptcy Code.

         10. The undersigned waive(s) any and all defenses and claims of Borrower, or any other obligor pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the undersigned will not assert, plead or enforce against the Lender any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or to any other person liable for any Indebtedness. The undersigned expressly agree(s) that the undersigned shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

         11. The undersigned waive(s) presentment, demand for payment, notice of dishonor or nonpayment and protest of any instrument evidencing Indebtedness. The Lender shall not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties or first to enforce, realize upon or exhaust any collateral security for indebtedness, before enforcing the guaranty.

         12. If any payment applied by the Lender to Indebtedness is thereafter set aside. recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

         13. The undersigned acknowledges and agrees that the Lender (a) has not made any representations or warranties with respect to, (b) does not assume any responsibility to the undersigned for, and (c) has no duty to provide information to the undersigned regarding, the enforceability of any of the Indebtedness or the financial condition of the Borrower or any guarantor. The undersigned has independently determined the creditworthiness of the Borrower and the enforceability of the Indebtedness and until the Indebtedness is paid in full will independently and without reliance on the Lender continue to make such determinations.

         14. The liability of the undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the undersigned to the Lender as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

         15. This guaranty shall be enforceable against each person signing this guaranty. If there be more than one signer of this guaranty or if there be more than one guarantor of the Indebtedness, all agreements and promises herein shall be construed to be joint and several with all other guarantors of the Indebtedness, whether pursuant to this guaranty or separate guaranty and shall be fully binding upon and enforceable against any or all of the undersigned and the other guarantors. This guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned and shall inure to the benefit of the Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. This guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the undersigned and the Lender. This guaranty shall be governed by the substantive laws (other than the law of conflicts) of the State of Minnesota. The undersigned waive(s) notice of the Lender's acceptance hereof.

         16. The undersigned hereby irrevocably submits to the jurisdiction of any Minnesota state court or federal court over any action or proceeding arising out of or relating to this guaranty, and the undersigned hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Minnesota state or federal court. The undersigned hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The undersigned irrevocably consents to the service of copies of the summons and complaints and any other process which may be served in any such action or proceeding by the mailing by United States certified mail, return receipt requested, of copies of such process to the undersigned's address shown on the signature page. The undersigned agrees that a judgment final by appeal or expiration of time to appeal without an appeal being taken in any such action or proceeding shall be conclusive and may be enforced in any other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this paragraph shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against the undersigned or its property in the courts of any other jurisdiction.

         17. Wherever possible, each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty. In any action or proceeding involving any state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the undersigned hereunder would otherwise be held or determined to be void, invalid or unenforceable on account of the amount of the undersigned's liability under this guaranty, then, notwithstanding any other provision of this guaranty to the contrary, the amount of such liability shall, without any further action by the undersigned, the Lender or any other person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

         18. THE UNDERSIGNED HEREBY EXPRESSLY WAIVE(S) ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (a) UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (b) ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREE(S) THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this guaranty has been duly executed by the undersigned this 17th day of March, 1998.

                                       Concorde Gaming Corporation

                                       By:  /s/ Jerry L. Baum
                                            ------------------------------------
                                       Its: President
                                            ------------------------------------

                                       Address: 3290 Lien Street
                                                Rapid City, SD 57709-0505
                                                Attention:_______________
                                                Telecopy No. (605) 342-0247

Subscribed and sworn to before me
this ____ day of March, 1998.



----------------------------------
Notary Public

                                  Schedule 6(f)

                           Existing Security Interests

                                  Schedule 6(g)

                              Existing Indebtedness